Exhibit 99.1

Cohu Reports Second Quarter 2016 Operating Results

●	Q2 sales of $76.4 million, up 16% sequentially

●	Design-win at Korean customer with the Eclipse handler

●	Cash from operations was $7.4 million for the second quarter of 2016

POWAY, Calif., July 28, 2016 -- Cohu, Inc. (NASDAQ:COHU) today reported fiscal 2016 second quarter net sales of $76.4 million and GAAP income of $2.7 million or $0.10 per share. Net sales for the first six months of 2016 were $142.1 million and GAAP income was $0.8 million or $0.03 per share.

The Company also reported non-GAAP results, with second quarter 2016 income of $5.9 million or $0.22 per share and income of $7.4 million or $0.27 per share for the first six months of 2016. (1)

GAAP Results (1)

(in millions, except per share amounts)	Q2 FY 2016	Q1 FY 2016	Q2 FY 2015	6 Months 2016	6 Months 2015

Net sales	$76.4	$65.8	$75.2	$142.1	$138.7

Income (loss)	$2.7	$(1.9)	$3.9	$0.8	$2.2
Income (loss) per share	$0.10	$(0.07)	$0.15	$0.03	$0.08

Non-GAAP Results (1)

(in millions, except per share amounts)	Q2 FY 2016	Q1 FY 2016	Q2 FY 2015	6 Months 2016	6 Months 2015

Income	$5.9	$1.5	$7.2	$7.4	$8.8
Income per share	$0.22	$0.06	$0.27	$0.27	$0.33

(1)

On June 10, 2015 the Company sold its mobile microwave communication equipment segment, Broadcast Microwave Services, Inc. (“BMS”) and, as a result, the operating results of BMS have been presented as discontinued operations. All amounts presented are from continuing operations.

Total cash and investments at the end of the second quarter were $117.9 million.

"Second quarter results were better than forecast," said President and Chief Executive Officer Luis Müller. "Demand for our thermal handlers in automotive and computing was capped by the successful introduction of the new NY32 turret platform at large European and Japanese-based customers. We received the first order from a market leading Korean company for testing non-memory devices with the Eclipse handler and interest is growing in our contactors that are under evaluation at several customers."

Cohu expects third quarter 2016 sales to be approximately $68 million. Cohu's Board of Directors approved a quarterly cash dividend of $0.06 per share payable on October 21, 2016 to shareholders of record on August 26, 2016. Cohu has paid consecutive quarterly cash dividends since 1977.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, manufacturing transition costs, employee severance costs, and asset impairments. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain matters discussed in this release, including statements regarding expectations of business, sales, revenues and operating results are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions, inventory, goodwill and other asset write-downs; our ability to convert new products under development into production on a timely basis, support product development and meet customer delivery and acceptance requirements for next generation equipment; our reliance on third-party contract manufacturers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor test handler industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; and the cyclical and unpredictable nature of capital expenditures by semiconductor manufacturers. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. The forward-looking statements included in this release speak only as of the date hereof, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

About Cohu:

Cohu is a leading supplier of semiconductor test and inspection handlers, micro-electro mechanical system (MEMS) test modules, test contactors and thermal sub-systems used by global semiconductor manufacturers and test subcontractors.

Cohu will be conducting their conference call on Thursday, July 28, 2016 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time. The call will be webcast at www.cohu.com. Replays of the call can be accessed at www.cohu.com.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com. Contact: Jeffrey D. Jones - Investor Relations (858) 848-8106

COHU, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended (1)		Six Months Ended (1)
	June 25,	June 27,	June 25,	June 27,
	2016	2015	2016	2015

Net sales	$76,353	$75,211	$142,131	$138,658
Cost and expenses:
Cost of sales	49,669	49,509	96,006	92,811
Research and development	8,305	7,731	16,108	16,296
Selling, general and administrative	15,015	13,811	28,385	26,083
	72,989	71,051	140,499	135,190
Income from operations	3,364	4,160	1,632	3,468
Interest and other, net	59	4	102	10
Income from continuing operations before taxes	3,423	4,164	1,734	3,478
Income tax provision	761	277	983	1,311
Income from continuing operations	2,662	3,887	751	2,167

Discontinued operations:
Loss from discontinued operations before taxes (2)	(55)	(3,959)	(55)	(4,973)
Income tax provision	-	-	-	6
Loss from discontinued operations	(55)	(3,959)	(55)	(4,979)
Net income (loss)	$2,607	$(72)	$696	$(2,812)

Income (loss) per share:
Basic:
Income from continuing operations	$0.10	$0.15	$0.03	$0.08
Loss from discontinued operations	0.00	(0.15)	0.00	(0.19)
	$0.10	$0.00	$0.03	$(0.11)

Diluted:
Income from continuing operations	$0.10	$0.15	$0.03	$0.08
Loss from discontinued operations	0.00	(0.15)	0.00	(0.19)
	$0.10	$0.00	$0.03	$(0.11)

Weighted average shares used in computing income (loss) per share: (3)
Basic	26,711	26,059	26,514	25,905
Diluted	27,358	26,722	27,350	26,620

(1)

The three- and six-month periods ended June 25, 2016 and June 27, 2015 were comprised of 13 weeks and 26 weeks, respectively. On June 10, 2015 the Company sold its mobile microwave communication equipment business and, as a result, the operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly.

(2)

Prior year amounts include the loss generated by the sale of our mobile microwave communication equipment business totaling $2.9 million and $3.0 million in the three- and six-month periods ended June 27, 2015, respectively.

(3)

The Company has utilized the "control number" concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories.

COHU, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands) (Unaudited)

	June 25,	December 26,
	2016	2015
Assets:
Current assets:
Cash and investments	$117,928	$117,022
Accounts receivable	62,705	59,832
Inventories	50,815	51,348
Other current assets	8,137	6,261
Total current assets	239,585	234,463
Property, plant & equipment, net	18,665	19,000
Goodwill	60,753	60,264
Intangible assets, net	22,085	25,297
Other assets	6,408	6,322
Total assets	$347,496	$345,346

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$6,876	$3,730
Other current liabilities	57,654	59,461
Total current liabilities	64,530	63,191
Other noncurrent liabilities	43,129	44,018
Stockholders’ equity	239,837	238,137
Total liabilities & stockholders’ equity	$347,496	$345,346

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Three Months Ended
	June 25,	March 26,	June 27,
	2016	2016	2015

Income (loss) from operations - GAAP basis (a)	$3,364	$(1,732)	$4,160

Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	170	(66)	198
Research and development	294	416	254
Selling, general and administrative	1,187	1,607	1,294
	1,651	1,957	1,746
Amortization of intangible assets included in (c):
Cost of goods sold	1,348	1,329	1,361
Selling, general and administrative	443	439	384
	1,791	1,768	1,745
Manufacturing transition and severance costs included in (d):
Cost of goods sold	-	75	-
Selling, general and administrative	276	65	311
	276	140	311

Income from operations - non-GAAP basis (e)	$7,082	$2,133	$7,962

Income (loss) from continuing operations - GAAP basis	$2,662	$(1,911)	$3,887
Non-GAAP adjustments (as scheduled above)	3,718	3,865	3,802
Tax effect of non-GAAP adjustments (f)	(477)	(437)	(476)
Income from continuing operations - non-GAAP basis	$5,903	$1,517	$7,213

GAAP income (loss) from continuing operations per share - diluted	$0.10	$(0.07)	$0.15

Non-GAAP income from continuing operations per share - diluted (g)	$0.22	$0.06	$0.27

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	4.4%, (2.6)% and 5.5% of net sales, respectively.

(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.

(c)	To eliminate the amortization of acquired intangible assets.

(d)	To eliminate manufacturing transition and employee severance costs.

(e)	9.3%, 3.2% and 10.6% of net sales, respectively.

(f)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.

(g)

Computed using 27,342 diluted shares outstanding for the three-month period ended March 26, 2016 as the effect of dilutive securities was excluded from GAAP diluted common shares due to the reported net loss under GAAP, but are included for non-GAAP diluted common shares since the Company had non-GAAP net income. All other periods presented were computed using number of GAAP diluted shares outstanding for the period.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)

	Six Months Ended
	June 25,	June 27,
	2016	2015
Income from operations - GAAP basis (a)	$1,632	$3,468
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	104	313
Research and development	710	585
Selling, general and administrative	2,794	2,546
	3,608	3,444
Amortization of intangible assets included in (c):
Cost of goods sold	2,677	2,746
Selling, general and administrative	882	774
	3,559	3,520
Manufacturing transition and severance costs included in (d):
Cost of goods sold	75	-
Selling, general and administrative	341	350
	416	350

Asset impairment included in selling, general and administrative (e)	-	273
Income from operations - non-GAAP basis (f)	$9,215	$11,055

Income from continuing operations - GAAP basis	$751	$2,167
Non-GAAP adjustments (as scheduled above)	7,583	7,587
Tax effect of non-GAAP adjustments (g)	(914)	(926)
Income from continuing operations - non-GAAP basis	$7,420	$8,828

GAAP income per share - diluted	$0.03	$0.08

Non-GAAP income per share - diluted (h)	$0.27	$0.33

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Impairments are incurred when specific assets carrying value exceeds its fair value. Management has excluded this item because it is not reflective of the ongoing operating results and because of the infrequent and non-cash nature of this activity. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	1.1% and 2.5% of net sales, respectively.

(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.

(c)	To eliminate the amortization of acquired intangible assets.

(d)	To eliminate manufacturing transition and employee severance costs.

(e)	To eliminate the asset impairment charge recorded in the first quarter of 2015.

(f)	6.5% and 8.0% of net sales, respectively.

(g)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.

(h)	All periods presented were computed using number of GAAP diluted shares outstanding for each period.